                                                                      Exhibit 20


                               TOYOTA MOTOR CREDIT CORPORATION
               SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2000-A OWNER TRUST
                DISTRIBUTION DATE OF JULY 17, 2000 FOR THE COLLECTION PERIOD
                         JUNE 1, 2000 THROUGH JUNE 30, 2000

                                                                                         CLASS A-1               CLASS A-2
                                                                                         ---------               ---------
                                                                   Total                  Balance                 Balance
              --------------------------------------------------------------------------------------------------------------------
              POOL DATA - ORIGINAL DEAL PARAMETERS
              ------------------------------------
                Securities Balance                             $1,479,185,000.00         $374,106,000.00          305,000,000.00

                Receivables Pool Balance                       $1,524,932,796.00
                Principal Factor                                      1.00000000              1.00000000              1.00000000
                Rate                                                                            6.83375%                  7.120%
                Targeted Maturity Date                                                   July 15, 2001        December 15, 2002
                Number of Contracts                                       98,405
                Weighted Average Coupon                                   10.51%
                Weighted Average Remaining Term                            55.70 months
                Servicing Fee Rate                                         1.00%



              POOL DATA - PRIOR MONTH
                Securities Balance                             $1,479,185,000.00         $374,106,000.00         $305,000,000.00
                Receivables Pool Balance                       $1,524,932,796.00
                Securities Pool Factor                                1.00000000              1.00000000              1.00000000
                Number of Contracts                                       98,405
                Weighted Average Coupon                                   10.51%
                Weighted Average Remaining Term                            55.70 months
                Precompute and Simple Interest Advances              $329,610.02
                Payahead Account Balance                             $300,523.90
                Supplemental Servicing Fee Received                        $0.00
                Interest Shortfall                                         $0.00                   $0.00                   $0.00
                Principal Shortfall                                        $0.00                   $0.00                   $0.00

              POOL DATA - CURRENT MONTH
              -------------------------
                Securities Balance                             $1,424,244,940.27         $319,165,940.27         $305,000,000.00
                Receivables Pool Balance                       $1,469,992,736.27
                Securities Pool Factor                                0.96285788              0.85314307              1.00000000
                Number of Contracts                                       96,473
                Weighted Average Coupon                                   10.51%
                Weighted Average Remaining Term                            54.88 months
                Precompute and Simple Interest Advances            $2,122,358.07
                Payahead Account Balance                             $326,290.48
                Supplemental Servicing Fee Received                   $70,599.46
                Interest Shortfall                                         $0.00                   $0.00                   $0.00
                Principal Shortfall                                        $0.00                   $0.00                   $0.00







                                                                          CLASS A-3              CLASS A-4
                                                                          ---------              ---------
                                                                           Balance                Balance
              ----------------------------------------------------------------------------------------------------
              POOL DATA - ORIGINAL DEAL PARAMETERS
              ------------------------------------
                Securities Balance                                      $523,000,000.00        $277,079,000.00
                Receivables Pool Balance
                Principal Factor                                             1.00000000             1.00000000
                Rate                                                             7.180%                 7.210%
                Targeted Maturity Date                                August 15, 2004        April 15, 2007
                Number of Contracts
                Weighted Average Coupon
                Weighted Average Remaining Term
                Servicing Fee Rate



              POOL DATA - PRIOR MONTH
                Securities Balance                                      $523,000,000.00        $277,079,000.00
                Receivables Pool Balance
                Securities Pool Factor                                       1.00000000             1.00000000
                Number of Contracts
                Weighted Average Coupon
                Weighted Average Remaining Term
                Precompute and Simple Interest Advances
                Payahead Account Balance
                Supplemental Servicing Fee Received
                Interest Shortfall                                                $0.00                  $0.00
                Principal Shortfall                                               $0.00                  $0.00

              POOL DATA - CURRENT MONTH
              -------------------------
                Securities Balance                                      $523,000,000.00        $277,079,000.00
                Receivables Pool Balance
                Securities Pool Factor                                       1.00000000             1.00000000
                Number of Contracts
                Weighted Average Coupon
                Weighted Average Remaining Term
                Precompute and Simple Interest Advances
                Payahead Account Balance
                Supplemental Servicing Fee Received
                Interest Shortfall                                                $0.00                  $0.00
                Principal Shortfall                                               $0.00                  $0.00



              RESERVE FUND
                Initial Deposit Amount                                                                   $3,812,332.00
                Specified Reserve Fund Percentage                                                                0.75%
                Specified Reserve Fund Amount                                                           $11,024,945.52
                Specified Reserve Fund Percentage (IF CONDITION I OR II MET)                                     5.50%
                Specified Reserve Fund Amount (IF CONDITION I OR II MET)                                $78,333,471.71

                Beginning Balance                                                                        $3,812,332.00
                Total Withdraw                                                                                   $0.00
                Amount Available for Deposit to the Reserve Fund                                         $8,518,363.09
                                                                                                ---------------------
                Reserve Fund Balance Prior to Release                                                   $12,330,695.09
                Reserve Fund Required Amount                                                            $11,024,945.52
                Reserve Fund Release to Seller                                                           $1,305,749.57
                                                                                                ---------------------
                Ending Reserve Fund Balance                                                             $11,024,945.52




           LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS
           --------------------------------------------

                                                                               VEHICLES            AMOUNT
                                                                               --------            ------
             Liquidated Contracts                                                 2
                                                                                  -
             Gross Principal Balance of Liquidated Receivables                                          $13,982.66
             Net Liquidation Proceeds Received During the Collection Period                            ($12,245.83)
             Recoveries on Previously Liquidated Contracts                                                   $0.00
                                                                                             ---------------------
             Aggregate Credit Losses for the Collection Period                                           $1,736.83
                                                                                             ---------------------


                                                                                             ---------------------
             Cumulative Credit Losses for all Periods                             2                      $1,736.83
                                                                                             ---------------------
                                                                                  -
             Repossessed in Current Period                                        21
                                                                                  --


           RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                            Annualized Average
           FOR EACH COLLECTION PERIOD:                                                        Charge-Off Rate
               Second Preceding Collection Period                                                            0.00%
               First Preceding Collection Period                                                             0.00%
               Current Collection Period                                                                     0.00%

           CONDITION (i) (CHARGE-OFF RATE)
           --------------
           Three Month Average                                                                               0.00%
           Charge-off Rate Indicator ( > 1.25%)                                                  CONDITION NOT MET



           DELINQUENT AND REPOSSESSED CONTRACTS
           ------------------------------------

                                                      PERCENT    CONTRACTS     PERCENT             AMOUNT
                                                      -------    ---------     -------             ------

             31-60 Days Delinquent                         1.16%       1,121        0.98%           $13,969,076.01
             61-90 Days Delinquent                         0.00%           3        0.00%               $31,579.06
             Over 90 Days Delinquent                       0.00%           0        0.00%                    $0.00
                                                                ------------                 ---------------------
             Total Delinquencies                                       1,124                        $14,000,655.07
                                                                ============                 =====================
             Repossessed Vehicle Inventory                                21 *
              * Included with delinquencies above

           RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
           NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
               Second Preceding Collection Period                                                            0.00%
               First Preceding Collection Period                                                             0.00%
               Current Collection Period                                                                     0.00%

           CONDITION (ii) (DELINQUENCY PERCENTAGE)
           Three Month Average                                                                               0.00%
           Delinquency Percentage Indicator ( > 1.25%)                                           CONDITION NOT MET

                               TOYOTA MOTOR CREDIT CORPORATION
               SERVICER'S REPORT -- TOYOTA AUTO RECEIVABLES 2000-A OWNER TRUST
                DISTRIBUTION DATE OF JULY 17, 2000 FOR THE COLLECTION PERIOD
                         JUNE 1, 2000 THROUGH JUNE 30, 2000


                                                                                               CLASS A-1
                                                                                               ---------
                                                                         Total                  Balance
              ----------------------------------------------------------------------------------------------
              COLLECTIONS
                Principal Payments Received                             $54,486,377.48
                Interest Payments Received                              $13,846,138.99
                Net Precomputed Payahead Amount                            ($25,766.58)
                Aggregate Net Liquidation Proceeds Received                 $12,245.83
                Principal on Repurchased Contracts                               $0.00
                Interest on Repurchased Contracts                                $0.00
                                                                        --------------
                Total Collections                                       $68,318,995.72
                Net Simple Interest Advance Amount                       $1,737,877.47
                Net Precomputed Advance Amount                              $54,870.58
                                                                        --------------
                Total Available Amount                                  $70,111,743.77

              AMOUNTS DUE
              -----------
                Servicing Fee                                            $1,270,777.33
                Accrued and Unpaid Interest                              $5,382,543.62
                Principal                                               $54,940,059.73
                Reserve Fund                                             $8,518,363.09
                                                                        --------------
                Total Amount Due                                        $70,111,743.77

              ACTUAL DISTRIBUTIONS
                Servicing Fee                                            $1,270,777.33
                Interest                                                 $5,382,543.62           $1,420,303.82
                Principal                                               $54,940,059.73          $54,940,059.73
                Reserve Fund                                             $8,518,363.09
                                                                        --------------          --------------
                Total Amount Distributed                                $70,111,743.77          $56,360,363.55


                                                                       CLASS A-2              CLASS A-3              CLASS A-4
                                                                       ---------              ---------              ---------
                                                                        Balance                Balance                Balance
              -------------------------------------------------------------------------------------------------------------------
              COLLECTIONS
                Principal Payments Received
                Interest Payments Received
                Net Precomputed Payahead Amount
                Aggregate Net Liquidation Proceeds Received
                Principal on Repurchased Contracts
                Interest on Repurchased Contracts
                Total Collections
                Net Simple Interest Advance Amount
                Net Precomputed Advance Amount
                Total Available Amount

              AMOUNTS DUE
              -----------
                Servicing Fee
                Accrued and Unpaid Interest
                Principal
                Reserve Fund
                Total Amount Due

              ACTUAL DISTRIBUTIONS
                Servicing Fee
                Interest                                          $1,085,800.00         $1,877,570.00            $998,869.80
                Principal                                                 $0.00                 $0.00                  $0.00
                Reserve Fund
                                                                 --------------        --------------           ------------
                Total Amount Distributed                          $1,085,800.00         $1,877,570.00            $998,869.80


          MONTHLY INFORMATION BY TYPE OF LOAN
          -----------------------------------
          PRECOMPUTED CONTRACTS
            Scheduled Principal Collections                                                         $1,259,736.94
            Prepayments in Full                                         104 contracts                 $936,561.63
            Repurchased Receivables Principal                                                               $0.00
            Payments Behind/Ahead on Repurchased Receivables                                                $0.00
            Total Collections                                                                       $2,676,483.54
            Advances - Reimbursement of Previous Advances                                                   $0.00
            Advances - Current Advance Amount                                                          $54,870.58
            Payahead Account - Payments Applied                                                             $0.00
            Payahead Account - Additional Payaheads                                                    $25,766.58

          SIMPLE INTEREST CONTRACTS
            Collected Principal                                                                    $23,559,312.94
            Prepayments in Full                                        1826 contracts              $28,730,765.97
            Collected Interest                                                                     $13,365,954.02
            Repurchased Receivables Principal                                                               $0.00
            Repurchased Receivables Interest                                                                $0.00
            Advances - Reimbursement of Previous Advances                                                   $0.00
            Advances - Current Advance Amount                                                       $1,737,877.47




              I hereby certify to the best of my knowledge that the report provided is true and correct.


              /s/  HOLLY PEARSON
              -----------------------------------------------------------
              Holly Pearson
              Treasury Operations Manager